Exhibit 99.1

    Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agrees that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.


                   FW HOSPITALITY, L.P.

                   By:  GROUP III 31, L.L.C.,
                        general partner


                        By: /s/ J. Taylor Crandall
                           J. Taylor Crandall, sole member

                   ARBOR REIT, L.P.

                   By:  GROUP INVESTORS, L.L.C.,
                        general partner


                        By: /s/ Mark A. Wolfson
                           Mark A. Wolfson, sole member


                   MHX INVESTORS, L.P.

                   By:  FW GROUP GENPAR, INC.,
                        general partner


                        By: /s/ W. R. Cotham
                           W. R. Cotham, Vice President



                    /s/ W. R. Cotham
                   W. R. COTHAM

                   As Vice President of each of CHERWELL INVESTORS, INC., GROUP 31, INC. and MC INVESTMENT CORPORATION


                   PENOBSCOT PARTNERS, L.P.

                   By:  PTJ MERCHANT BANKING PARTNERS, L.P.,
                        general partner

                         By:  PTJ, INC.,
                             managing general partner


                             By: /s/ W.R. Cotham
                                W. R. Cotham, Vice President


                   PTJ MERCHANT BANKING PARTNERS, L.P.

                    By:  PTJ, INC.,
                        managing general partner


                        By: /s/ W.R. Cotham
                           W. R. Cotham, Vice President




                    /s/ J. Taylor Crandall
                    J. TAYLOR CRANDALL


                   CAPITAL PARTNERSHIP

                   By:  MARGARET LEE BASS 1980 TRUST, Managing Partner

                        By:  PANTHER CITY INVESTMENT COMPANY, Trustee


                             By:/s/ W. R. Cotham


                   KEYSTONE, INC.


                   By:  /s/ W. R. Cotham
                       W.R. Cotham, Vice President



                    /s/ W. R. Cotham
                   W.R. COTHAM

                   As Attorney-in-Fact for:

                   ROBERT M. BASS (1)


(1) A Power of Attorney authorizing W.R. Cotham, et al., to act on behalf of Robert M. Bass previously has been filed with the Securities and Exchange Commission.